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                        SUPPLEMENT TO THE PROSPECTUSES
                                      OF
   KEYSTONE QUALITY BOND FUND (B-1), KEYSTONE HIGH INCOME BOND FUND (B-4),
     KEYSTONE BALANCED FUND (K-1), KEYSTONE STRATEGIC GROWTH FUND (K-2), KEYSTONE SMALL COMPANY GROWTH FUND (S-4), KEYSTONE INTERNATIONAL FUND INC.,
      KEYSTONE PRECIOUS METALS HOLDINGS, INC. AND KEYSTONE TAX FREE FUND
                  (EACH A "FUND," COLLECTIVELY, THE "FUNDS")

     The prospectus of each of the above-referenced Funds is hereby supplemented as follows:

     On December 11, 1996, Keystone Investments, Inc. ("Keystone Investments") and indirectly each of its subsidiaries, including Keystone Investment Management Company ("Keystone"), each Fund's investment adviser, were acquired (the "Acquisition") by First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union"). Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then succeeded to the business of Keystone Investments. Contemporaneously with the Acquisition, each Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"). The new investment advisory agreements were approved by the shareholders of each Fund on December 9, 1996, and became effective on December 11, 1996. As a result of the above transactions, Keystone Management, Inc. ("Keystone Management"), which, prior to the Acquisition, acted as investment manager to certain of the Funds, no longer acts as such to any of the Funds. Keystone currently provides each Fund with all the services that may previously have been provided by Keystone Management. The fee rate paid by each Fund for the services provided by Keystone and its affiliates has not changed as a result of the Acquisition.

     Keystone Investments and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

     EKD, which is not affiliated with First Union, is now each Fund's principal underwriter (the "Principal Underwriter"). EKD replaces Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as the Funds' principal underwriter. EKIS may no longer act as principal underwriter of the Funds due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Funds as discussed above, EKIS may continue to receive compensation from such Funds or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of each Fund, subject to certain restrictions.

     Furman Selz will provide personnel to serve as officers of the Funds and certain administrative services to the Funds pursuant to a sub-administration agreement under which it will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of each Fund. Both EKD and Furman Selz are located at 230 Park Avenue, New York, New York 10169.

     It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator to each of the Funds. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.

     CERTAIN OTHER CHANGES

     In connection with the Acquisition described above, the following changes have also occurred or will occur with respect to each Fund:

     * The name of Keystone Investor Resource Center, Inc., each Fund's transfer and dividend disbursing agent, has been changed to Evergreen Keystone Service Company. It is not expected that the Acquisition or the change of name will have any effect on the services provided.

     * Effective January 1, 1997, the $10.00 exchange fee charged on exchanges not placed through "KARL" will be eliminated. All exchanges will be free (but will remain subject to the frequency limitations set forth in the prospectus).

     * With respect to shares purchased after January 1, 1997, no contingent deferred sales charge will be imposed on amounts derived from (1) increases in the value of shares redeemed above the total cost of such shares due to increases in the net asset value per share of a Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; or (3) shares held in all or part of more than four consecutive calendar years.

KEYSTONE PRECIOUS METALS HOLDINGS, INC. ONLY

     Currently and for sales of Fund shares after January 1, 1997, the Fund's Principal Underwriter will generally reallow to broker-dealers or others commissions in accordance with the following schedule: sales of less than $100,000, 4.0%; sales of $100,000 or more but less than $250,000, 2.0%; sales of
$250,000 or more but less than $500,000, 1.0%; sales of $500,000 or more, 0.5%.

KEYSTONE SMALL COMPANY GROWTH FUND (S-4), ONLY

     J. Gary Craven is now the Fund's Portfolio Manager. Mr. Craven is currently a Keystone Senior Vice President and Group Leader for the small cap equity area. Mr. Craven has been an investment professional since 1987.

GENERAL

     Currently and for shares sold after January 1, 1997, shares of any Fund will be subject to a six month holding period before such shares may be exchanged for shares of Keystone Precious Metals Holdings, Inc.

EFFECTS OF BANKING LAWS

     The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting certain payments from the Fund, or should Congress relax current restrictions on depository institutions, the Boards of Trustees* will consider what action, if any, is appropriate.

     The foregoing disclosure supersedes any prior disclosure in any Fund's prospectus or statement of additional information or any supplement thereto, to the extent that it relates to the same subject matter.

*The term "Trustees" includes the Directors of Keystone International Fund,
 Inc. and Keystone Precious Metals Holdings, Inc.

December 16, 1996
                                                                      CUST-SK3